Sextant Bond Income Fund

Ticker Symbol: SBIFX

March 30, 2010

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Bond Income Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantmutualfunds.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 30, 2010, are incorporated by reference into this Summary Prospectus.

Sextant Bond Income Fund

Investment Objective

Current income.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Bond Income Fund.

Shareowner Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load) on redemptions	None
Maximum sales charge (load) on reinvested dividends	None
Redemption fee (as a percentage of shares held less than 90 calendar days)	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee (varies with performance)	0.74%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.70%
Fee Waiver and Expense Reimbursement	0.81%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement¹	0.89%

¹ The adviser has committed through March 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.90% The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

Expenses Example

The example below is intended to help investors compare the cost of investing in the Bond Income Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the Bond Income Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:

1 year	3 years	5 years	10 years
$173	$536	$923	$2,009

Portfolio Turnover Rate

During the most recent fiscal year, the Bond Income Fund's portfolio turnover rate was 38% of the average value of its portfolio. The Fund buys and sells securities through Saturna Brokerage Services, Inc. (SBS), a wholly-owned subsidiary of Saturna Capital.

Principal Investment Strategies

The Bond Income Fund invests at least 80% of its assets in bonds. Under normal circumstances the Fund maintains a dollar-weighted average maturity of ten years or more. The Fund invests at least 65% of assets in bonds rated within the three highest grades (AAA, AA or A); and may not invest in a bond rated at time of purchase below the fourth highest grade (BBB).

Principal Risks of Investing

The value of Bond Income Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the industries and companies in which the Fund invests.

The risks inherent in the Bond Income Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Bond Income Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Performance

The following bar chart and table indicate the risks of investing in the Bond Income Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future. Performance data current to the most recent month-end and quarter-end are available on www.sextantmutualfunds.com.

Sextant Bond Income Fund

Annual Total Return

Best Quarter	Q3 2002	5.9%
Worst Quarter	Q2 2004	-3.6%

Average Annual Total Returns for periods ended December 31, 2009
	1 Year	5 Years	10 Years
Return before taxes	9.52%	3.59%	5.80%
Return after taxes on distributions	7.82%	1.96%	3.89%
Return after taxes on distributions and sale of Fund shares	6.11%	1.90%	3.40%
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes)	5.06%	5.22%	6.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is Sextant Bond Income Fund's investment adviser.

Portfolio Manager

Since 1995, Mr. Phelps McIlvaine, vice president of Saturna Capital, has been the person primarily responsible for the day-to-day management of the Bond Income Fund.

Purchase and Sale of Shares

A $1,000 minimum applies to initial purchases ($100 under a group or retirement plan); a $25 minimum applies to subsequent purchases.

Shareowners may redeem all or part of their investment on any business day by several methods:

Written request

Write: Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Check writing

Shareowners may redeem by writing checks for amounts of $500 or more.

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Bond Income Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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